Exhibit 10.3

AMENDMENT TO

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of April 4, 2016, by and among Ener-Core, Inc., a Delaware corporation (the “Company”), and the undersigned, and amends that certain Registration Rights Agreement, dated as of December 30, 2015 (the “Agreement”), by and among the Company and the “Buyers” identified therein. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, pursuant to Section 10 of the Agreement, any term of the Agreement may be amended only with the written consent of (i) the Company and (ii) the holders of at least a majority of the Registrable Securities (the “Required Holders”);

WHEREAS, any amendment effected in accordance with Section 10 of the Agreement is binding upon each Investor subject to the Agreement and the Company; and

WHEREAS, the parties hereto wish to amend the Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
AMENDMENT TO THE AGREEMENT

Section 1.1 Extension of Effectiveness Deadline. Section 1(d) of the Agreement is hereby amended and restated as follows:

“(d)        “Effectiveness Deadline” means (i) in the event that the Registration Statement is not subject to review by the Staff, the earlier of (x) 160 days after the Closing Date, and (y) five Trading Days following the date on which the Staff notifies the Company that the Registration Statement is not subject to review, and (ii) in the event that the Registration Statement is subject to review by the Staff, the earlier of (x) 200 days after the Closing Date, and (y) five Trading Days following the date on which the Staff notifies the Company that it has no further comments on the Registration Statement.”

Section 1.2 Extension of Filing Deadline. Section 1(f) of the Agreement is hereby amended and restated as follows:

“(f)        “Filing Deadline” means May 2, 2016.”

ARTICLE II
MISCELLANEOUS

Section 2.1 Effect of this Amendment. This Amendment shall form a part of the Agreement for all purposes, and each party thereto and hereto shall be bound hereby. This Amendment shall only be deemed to be in full force and effect from and after both the execution of this Amendment by the parties hereto and the execution of agreements substantially identical to this Amendment by the Company and “Buyers” holding a sufficient number of Registrable Securities that, together with undersigned, constitute the Required Holders. From and after such effectiveness, any reference to the Agreement shall be deemed to be a reference to the Agreement, as amended hereby. Except as specifically amended as set forth herein, each term and condition of the Agreement shall continue in full force and effect.

Section 2.2 Entire Agreement. This Amendment, together with the Agreement, contains the entire agreement of the parties and supersedes any prior or contemporaneous written or oral agreements between them concerning the subject matter of this Amendment.

Section 2.3 Governing Law. This Amendment shall be governed by the internal law of the State of New York.

Section 2.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment may be executed by fax or electronic mail, in PDF format, and no party hereto may contest this Amendment’s validity solely because a signature was faxed or otherwise sent electronically.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

COMPANY:

ENER-CORE, INC.

By:
Name: Alain J. Castro
Title: Chief Executive Officer

[Signature Page to Amendment to Registration Rights Agreement]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

BUYER:

By:
Name:
Title:

[Signature Page to Amendment to Registration Rights Agreement]

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